Exhibit 10.1

AERPIO THERAPEUTICS, INC.

2011 EQUITY INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT AND TERM

Section 1.01 Establishment; Definitions. This Plan was adopted by the Board effective December 22, 2011 (the “Effective Date”), and by the stockholders of the Corporation effective December 22, 2011. All capitalized terms used herein are defined herein or in Appendix A attached hereto.

Section 1.02 Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the tenth anniversary of the Effective Date. No Equity Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Suspension or termination of the Plan shall not impair rights and obligations under any Equity Award granted while the Plan is in effect, except with the consent of the person to whom the Equity Award was granted.

ARTICLE II

STRUCTURE AND PURPOSE

Section 2.01 Structure of Plan. The Equity Awards issued under the Plan shall be either, in the discretion of the Board, (a) Options granted pursuant to Article VI hereof, including Incentive Stock Options and Non-statutory Stock Options, or (b) Stock bonuses or restricted Stock awards granted pursuant to Article VII hereof. All Options shall be designated as Incentive Stock Options or Non-statutory Stock Options at the time of grant.

Section 2.02 Purpose. The purpose of the Plan is to promote the interests of the Corporation by aligning the interests of selected eligible persons under the Plan with the interests of the stockholders of the Corporation and by providing to such persons an opportunity to obtain the benefits from ownership of the Corporation’s Stock through the granting to such persons of Equity Awards. The Corporation, through the use of the Plan, seeks to attract and retain the services of Employees, Directors and Consultants, and to provide additional incentives for such persons apart from the provisions of their employment agreements or other arrangements with the Corporation or its Affiliates.

ARTICLE III

ADMINISTRATION

Section 3.01 Board; Delegation to Committee. The Board shall administer the Plan unless and until the Board delegates administration to a Committee. The Board may delegate administration of the Plan to a Committee composed of two or more members of the Board, composed solely of Outside Directors or composed, if applicable law permits, of one or more officers of the Corporation. If administration is delegated to a Committee, the Committee shall have, in administering the Plan, all of the powers that were possessed by the Board prior to such delegation, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. If administration is delegated to a Committee, all references in this Plan to the Board shall thereafter be to the Committee. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

Section 3.02 Administration. The Board shall have the power, consistent with the express provisions of the Plan:

(a) To determine from time to time which of the eligible persons under the Plan shall be granted Equity Awards;

(b) To determine whether an Equity Award shall be an Incentive Stock Option, a Non-statutory Stock Option, a Stock bonus, a restricted Stock award or a combination of the foregoing;

(c) To approve forms of Equity Award Agreements for use under the Plan;

(d) To determine the number of shares of Stock to be covered by each Equity Award granted hereunder;

(e) To determine how and when each Equity Award shall be granted, the provisions of each Equity Award granted (including, but not limited to, provisions setting forth or relating to exercise price, vesting schedule, vesting acceleration, forfeiture and rights of repurchase), and to provide for any and all other terms and conditions in an Equity Award which are not expressly prohibited by the Plan;

(f) To construe and interpret the Plan and Equity Awards granted under it, and to establish, amend and revoke rules and regulations for the administration of such Plan and Equity Awards;

(g) To correct any defect, omission or inconsistency in the Plan or in any Equity Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(h) To amend the Plan or an Equity Award as provided in Article XI; and

(i) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Corporation that are not in conflict with the provisions of the Plan.

Any determination by the Board with respect to the matters referred to above shall be final and conclusive.

ARTICLE IV

ELIGIBILITY

Section 4.01 Persons Eligible for Equity Awards. Incentive Stock Options may be granted only to Employees who meet the definition of “employee” under Section 3401 (c) of the Code on the date of grant. Equity Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants. The extent to which any such person shall be entitled to be granted Equity Awards pursuant to the Plan shall be determined in the sole and absolute discretion of the Board. Eligibility to participate does not confer upon any Employee any right to be granted Equity Awards and the acceptance of any Equity Award by an Employee is voluntary.

Section 4.02 Other Limitations. If any payment or right accruing to an individual under this Plan (without the application of this Section 4.02), either alone or together with other payments or rights accruing to such individual from the Corporation or an Affiliate of the Corporation (“TOTAL PAYMENTS”), would constitute a “parachute payment” (as defined in Section 280G of the Code), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, provided that the foregoing shall not apply to the extent provided otherwise in an Equity Award Agreement or in the event the affected individual is party to an agreement with the Corporation or an Affiliate of the Corporation that explicitly provides for an alternate treatment of payments or rights that would constitute “parachute payments.” If the Total Payments are subject to reduction under this Section 4.02, the Corporation shall reduce the Total Payments by first reducing or eliminating any cash payments to which the individual may be entitled (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of any Option or Stock under the Plan. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Board in good faith after consultation with the affected individual, and such determination shall be conclusive and binding on such affected individual. The affected individual shall cooperate in good faith with the Board in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 4.02 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Section 4.02 and after reduction for any applicable Federal income tax imposed by the Code. At the request of an affected individual, the Corporation shall use its reasonable best efforts to obtain approvals as may be required, including stockholder approvals, to cause payments made under this Plan to be exempt from the definition of ‘‘parachute payments” under

Section 280G of the Code, if such payments hereunder are made in connection with the events described under Section 280G of the Code. Notwithstanding any provision contained herein to the contrary, the Corporation shall not be responsible for the payment of any excise taxes incurred by any person under Section 4999 of the Code or for any tax gross-up payments at any time, including, but not limited to, in the event that the appropriate approvals are not obtained or in the event that exemptions to “parachute payments” no longer apply.

ARTICLE V

SHARES SUBJECT TO THE PLAN

Section 5.01 Authorized Shares. Subject to the provisions of Article VIII relating to adjustments upon changes in Stock, no more than [ ] shares of Stock may be issued pursuant to Equity Awards. All of the shares of Stock may be issued in the form of Incentive Stock Options. The number of shares of Stock reserved for issuance under this Plan may be increased from time to time as permitted by law.

Section 5.02 Calculation of Stock Available Under Plan. If any Equity Award shall for any reason expire, be cancelled, be forfeited or otherwise terminate, in whole or in part, without having been exercised in full, or if shares of Stock are not delivered because an Equity Award is settled in cash or because such shares of Stock are used to satisfy the exercise price, an applicable tax withholding obligation, in whole or in part, or if shares of Stock which originally underlay an Equity Award are repurchased or otherwise reacquired by the Corporation, the Stock not acquired or delivered or reacquired (as the case may be) under such Equity Award by the holder thereof shall revert to and again become available for issuance under the Plan. The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Section 5.03 Annual Limitations. Subject to the provisions of Article VIII relating to adjustments upon changes in Stock, the maximum number of shares of Stock that may be issued pursuant to Equity Awards in any consecutive twelve month period during the Term shall not exceed the limits imposed by Rule 701 under the Securities Act of 1933 and no holder shall be granted Equity Awards that in the aggregate exceed [    ] shares of Stock in any calendar year during the Term.

ARTICLE VI

TERMS OF OPTIONS

Section 6.01 Form of Option. Subject to the provisions of the Plan, each Option shall be in such form and shall contain such terms and conditions as the Board shall determine. The provisions of separate Options need not be identical.

Section 6.02 Term. No Option shall be exercisable after the expiration often (10) years from the date it was granted.

Section 6.03 Date of Grant. For purposes of determining the exercise price under Section 6.04, except as may be otherwise provided in an Equity Award, the grant date of an Option granted under this Plan shall be the date as of which the Committee approves the Option if the Option is a unilateral grant and shall be the date on which the later of the Optionee and an authorized officer of the Corporation executes the Option if the Option is a bilateral grant.

Section 6.04 Exercise Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. The exercise price of each Non-statutory Stock Option shall be the exercise price determined by the Board. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Non-statutory Stock Option) may be granted with an exercise price lower than that otherwise provided in this Section 6.03 if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) and Section 409A of the Code.

Section 6.05 Exercise of Options. Subject to the provisions of Section 6.07, an Optionee may at any time prior to the expiration or termination of an Option elect to purchase all or a portion of the Stock subject to such Option which such holder is then entitled to purchase by delivering to the Corporation a completed Stock Purchase Agreement specifying the number of shares of Stock the Participant desires to purchase. An Option may be exercised for whole shares of Stock only. The Stock Purchase Agreement shall be accompanied by payment of the applicable exercise price for Stock being acquired. Subject to the provisions of the Equity Award Agreement, the Corporation shall cause to be delivered to the holder a certificate for the shares of Stock so purchased. If the number of shares so purchased is less than the number of shares of Stock subject to the Option, the Corporation shall deliver to the holder a memorandum of the number of shares in respect of which the Option has been exercised and the number of shares which remain subject to the Option.

Section 6.06 Payment. The entire purchase price of Stock acquired pursuant to an Option shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate purchase price for the number of shares being purchased, or in the discretion of the Administrator, upon any of the following terms: (i) by a copy of instructions to a broker directing such broker to sell the number of shares of Stock for which an Option is exercised, and to remit to the Corporation the aggregate purchase price of such shares; (ii) by paying all or a portion of the purchase price by tendering shares of Stock owned by the Optionee, duly endorsed for transfer to the Corporation, with a Fair Market Value on the date of delivery equal to the aggregate purchase price with respect to the number of shares of Stock for which an Option is exercised; (iii) by a share-for-share exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by the Optionee and receives a number of shares of Stock equal to the difference between the Option thereby exercised and the identified attestation shares of Stock; or (iv) by directing the Corporation in writing to deliver to the Optionee a number of shares equal to the number of shares for which the Option is exercised less a number of shares with a Fair Market Value on the date of exercise equal to the aggregate purchase price of the shares for which the Option is exercised.

Section 6.07 Transferability. An Incentive Stock Option and, unless otherwise provided in an Equity Award Agreement, a Non-statutory Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person.

Section 6.08 Vesting. Subject to the provisions of the Plan, the Board, in its discretion, shall determine at the time of grant the time when an Option vests, becomes exercisable and shall expire, and such determinations shall be set forth in the applicable Equity Award Agreement. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate, and the Board may provide for early exercise ofunvested Options (with the Stock received therefor being itself subject to vesting) if expressly set forth in an Equity Award Agreement. Unless otherwise approved by the Board and set forth in writing by an authorized officer of the Corporation, an Option shall cease vesting upon the Optionee’s Termination, regardless of whether or not the Optionee was given requisite notice of Termination of such Optionee’s employment by the Corporation or by any Affiliate of the Corporation.

Section 6.09 Termination of Employment or Relationship as a Director or Consultant. An Option will expire immediately upon the Optionee’s Termination for Cause. Unless otherwise provided in the Equity Award Agreement relating to an Option, in the event of an Optionee’s Termination for reasons other than Cause, the Optionee’s death or the Optionee’s Disability, the Optionee may exercise the Option to the extent of the shares in respect of which such Option is exercisable on the date notice of Termination is given to the Optionee by the Corporation or any Affiliate of the Corporation at any time beginning on such date and ending on the earlier of (a) the date thirty (30) days after such notice of Termination is delivered to the Optionee, or (b) the expiration of the term of the Option as set forth in the Equity Award Agreement. The time period for the exercise of such Options applies regardless of the sufficiency or the length of notice of Termination given by the Corporation or any Affiliate of the Corporation to the Optionee.

Section 6.10 Disability of Optionee. Unless otherwise provided in the Equity Award Agreement relating to an Option, in the event of a Termination as a result of the Optionee’s Disability, the Optionee may exercise the Option to the extent of the shares of Stock in respect of which such Option is exercisable on the date notice of Termination is given to the Optionee by the Corporation or any Affiliate of the Corporation at any time beginning on such date and ending on the earlier of (a) the one year anniversary of the date such notice of Termination is delivered to the Optionee, or (b) the expiration of the term of the Option as set forth in the Equity Award Agreement.

Section 6.11 Death of Optionee. Unless otherwise provided in the Equity Award Agreement relating to an Option, in the event of a Termination as a result of the Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option to the extent of the Shares in respect of which such Option is exercisable on the date of death at any time beginning on such date and ending on the earlier of (a) the first anniversary of the date of death, or (b) the expiration of the term of the Option as set forth in the Equity Award Agreement.

Section 6.12 Incentive Stock Option Limitations. The following limitations shall apply to a grant of an Incentive Stock Option:

(a) If, at the time of the grant of an Incentive Stock Option, the Optionee owns (or is deemed to own pursuant to Section 424(d) of the Code) equity securities possessing more than ten percent (10%) of the total combined voting power of all classes of equity securities of the Corporation or of any of its Affiliates, the exercise price of such Incentive Stock Option shall be at least one hundred and ten percent (110%) of the Fair Market Value of such Stock on the date of grant and the Incentive Stock Option shall terminate on the date that is within five (5) years after the date of grant.

(b) If the aggregate Fair Market Value (determined as of the time the Incentive Stock Option with respect to such Stock is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Corporation and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit shall be treated as Non-statutory Stock Options.

Section 6.13 Cancellation and Regrant. The Board shall have the authority to effect, at any time and from time to time, (a) the repricing of any outstanding Options under the Plan, or (b) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Stock and having an exercise price per share as determined by the Board.

Section 6.14 Qualification of Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the written consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

ARTICLE VII

TERMS OF STOCK BONUSES AND RESTRICTED STOCK AWARDS

Section 7.01 Form of Stock Bonus or Restricted Stock Award. Subject to the provisions of the Plan, each Stock bonus or restricted Stock award shall be in such form and shall contain such terms and conditions as the Board shall determine. The provisions of separate Stock bonuses or restricted Stock awards need not be identical.

Section 7.02 Date of Grant. Except as may be otherwise provided in an Equity Award, the grant date of a Stock Bonus or Restricted Stock Award granted under this Plan shall be the date as of which the Committee approves the award if the Stock Bonus or Restricted Stock Award is a unilateral grant and shall be the date on which the later of the holder and an authorized officer of the Corporation executes the award if the Stock Bonus or Restricted Stock Award is a bilateral grant.

Section 7.03 Purchase Price. The purchase price, if any, for any Stock granted as a Stock bonus or restricted Stock award shall be such amount as the Board shall determine and designate in the Equity Award Agreement. Notwithstanding the foregoing, the Board may determine that eligible participants in the Plan may be awarded Stock in consideration for past services rendered to the Corporation or an Affiliate thereof or for the benefit of the Corporation or an Affiliate thereof. Upon the award of any Stock bonus or restricted Stock award and the payment of any purchase price, if applicable, the holder of such Stock bonus or restricted Stock award shall deliver to the Corporation a completed Stock Purchase Agreement.

Section 7.04 Transferability. Unless otherwise provided in the Equity Award Agreement and subject to the provisions of any applicable buy-sell or similar agreements, Stock awarded or purchased pursuant to this Article VII shall not be transferable except by will or by the laws of descent and distribution, or except in connection with a Corporate Transaction, until such time as any vesting restrictions and/or repurchase rights thereon shall lapse.

Section 7.05 Payment. Unless otherwise provided in the applicable Equity Award Agreement, the purchase price, if any, of Stock acquired pursuant to a Stock bonus or restricted Stock award shall be paid in cash (by check) or, in the discretion of the Board, by promissory note (with terms determined by it in its discretion) prior to the issuance of any Stock pursuant to such award.

Section 7.06 Vesting. Subject to the provisions of the Plan, the Board, in its discretion, shall determine whether shares of Stock sold or awarded under Article VII of the Plan shall be subject to vesting or to repurchase by the Corporation, and the time or times when such vesting restrictions and/or repurchase rights shall lapse, and such determinations shall be set forth in the applicable Equity Award Agreement. An Equity Award may be subject to such other terms and conditions on the time or times when it may vest (which may be based on performance or other criteria) as the Board may deem appropriate if expressly set forth in an Equity Award Agreement. Unless otherwise approved by the Board and set forth in writing by an authorized officer of the Corporation, a Stock bonus or restricted Stock award shall cease vesting upon the holder’s Termination, and (if applicable) the right to acquire any Stock purchasable thereunder which has not been purchased by such time shall terminate, regardless of whether or not the holder was given requisite notice of Termination of such holder’s employment by the Corporation or by any Affiliate of the Corporation.

ARTICLE VIII

ADJUSTMENTS UPON CHANGES IN STOCK; CORPORATE TRANSACTIONS

Section 8.01 Change in Stock. If any change is made in the Stock subject to the Plan, through a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Corporation (other than a Corporate Transaction), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to Article V, and the outstanding Equity Awards will be appropriately adjusted (to the extent not previously exercised by the holders thereof) in the class(es) and number of shares subject thereto and in the exercise price of such outstanding Equity Awards. If as a result of such event, a holder of an Equity Award would become entitled to a fractional share of Stock or other security, such holder shall have the right to purchase only the next lowest whole number of shares of Stock or other security and no payment or other adjustment will be made with respect to the fractional interest so disregarded. The Board shall make such adjustments at the time of the change in the Stock, whether or not specifically provided for in any outstanding Equity Award. The Board’s determination shall be final, binding and conclusive. Notwithstanding the foregoing, any such adjustment shall be made only if and to the extent that such adjustment would not cause any Equity Award intended to qualify as an Incentive Stock Option to fail to so qualify.

Section 8.02 Corporate Transaction. Unless the surviving corporation (or a parent or subsidiary of such corporation) in the Corporate Transaction assumes this Plan or such Equity Award or issues a substitute therefor or unless the Board provides in substitution for any outstanding Equity Award such alternative consideration as it, in good faith, may determine to be equitable in the circumstances, including cash, or unless otherwise provided in the Equity Award Agreement pursuant to which such Equity Award was originally granted, and subject to the provisions of Section 10.01, the following shall apply in the event of a Corporate Transaction:

(a) If such Equity Award is an Option, then it shall terminate upon the effective date of the Corporate Transaction to the extent not exercised prior thereto.

(b) If such Equity Award is a Stock bonus or restricted Stock award, then (i) the vested portion thereof shall survive the Corporate Transaction and shall be subject to the terms and conditions of such Corporate Transaction (including, but not limited to, any terms and conditions applicable to the sale, exchange, conversion or other disposition of such Stock bonus or Restricted Stock award in such Corporation Transaction), and (ii) the unvested portion thereof shall terminate upon the effective date of the Corporate Transaction (provided that in connection with the consummation of such Corporate Transaction, the Corporation shall pay the holder thereof an amount equal to the purchase price (if any) originally paid by such holder for the Stock bonus or Restricted Stock award so terminated).

(c) No Equity Award may be made after the effective date of the Corporate Transaction.

ARTICLE IX

COVENANTS OF THE CORPORATION

Section 9.01 Reservation of Stock. The Corporation shall reserve from its authorized but unissued Stock the number of shares of Stock issuable pursuant to outstanding Equity Awards.

Section 9.02 Regulatory Authority. The Corporation shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to make an Equity Award and to issue and sell shares of Stock upon the exercise of outstanding Equity Awards, provided that this undertaking shall not require the Corporation to register under the Securities Act or under any applicable state securities laws either the Plan, any Equity Award or any Stock issued or issuable pursuant to any such Equity Award. If, after reasonable efforts, the Corporation is unable to obtain from any such regulatory commission or agency the authority for the lawful grant of any such Equity Award or the lawful issuance and sale of Stock under the Plan, then, as the case may be, the Equity Award so granted shall be nullified or the Corporation shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Equity Awards unless and until such authority is obtained.

ARTICLE X

GENERAL PROVISIONS

Section 10.01 Acceleration of Vesting. Notwithstanding any provision in any Equity Award Agreement, the Board may, in its discretion, accelerate the time at which an Equity Award may first be exercised or the time during which an Equity Award or any part thereof will vest.

Section 10.02 Stockholder Rights. Except as set forth in the Equity Award Agreement, no holder of any Equity Award shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Stock subject to such Equity Award unless and until such person has satisfied all requirements for vesting or exercise of the Equity Award pursuant to its terms and the amount due in payment for Stock to be issued pursuant to such Equity Award Agreement, if any, has been paid in full to the Corporation.

Section 10.03 Employment or Other Services. Nothing in the Plan, any Equity Award Agreement or any instrument executed pursuant thereto shall (a) confer upon any Employee or other holder of an Equity Award any right to employment or to continue in the employ of the Corporation or any Affiliate, (b) confer upon any Director or Consultant or other holder of an Equity Award any right to act or to continue acting as a Director or Consultant, (c) affect the right of the Corporation or any Affiliate to terminate the employment of any Employee with or without Cause, (d) affect the right of the Corporation’s Board and/or the Corporation’s stockholders to remove any Director pursuant to the terms of the Corporation’s charter documents and the provisions of applicable law, or (e) affect the right of the Corporation to terminate the relationship of any Consultant pursuant to the terms of such Consultant’s agreement with the Corporation or Affiliate.

Section 10.04 Securities Requirements. The Corporation hereby informs each recipient of an Equity Award that the Equity Award and the Stock subject thereto (a) have not been qualified by prospectus and are subject to indefmite holding periods, and (b) are unregistered securities under the Securities Act and under all applicable state securities laws and must be held indefinitely unless they are subsequently registered or qualified thereunder or an exemption from such registration or qualification is available. The grant of any Equity Award and the issuance of any shares of Stock by the Corporation pursuant to an Equity Award is subject to compliance with the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of such Equity Award and/or Stock and to the listing requirements of any stock exchange or exchanges on which the Stock may be listed from time to time. The recipient agrees (a) to comply with all such laws, rules and regulations, (b) to furnish to the Corporation any information, report and/or undertakings required to comply with all such laws, rules and regulations, and (c) to fully cooperate with the Corporation in complying with such laws, rules and regulations. The Corporation may require any person to whom an Equity Award is granted, or any person to whom an Equity Award is transferred, as a condition of exercising or acquiring Stock under any Equity Award, to give written assurances satisfactory to the Corporation (a) as to the matters provided above, (b) as to such person’s knowledge and experience in financial and business matters, (c) that he or she is capable of evaluating, alone or together with a purchaser representative, the merits and risks of exercising the Equity Award, and (d) that such person is acquiring the Stock subject to the Equity Award for such person’s own account and not with any view to a distribution of the Stock. The Corporation may, upon advice of counsel to the Corporation, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock. Notwithstanding anything to the contrary contained in this Plan or an Equity Award Agreement, no Stock shall be issued to a person pursuant to an Equity Award unless such shares of Stock are then registered under the Securities Act and registered or qualified under all applicable state securities laws, or if such shares are not then so registered or qualified, the Corporation has determined that such issuance would be exempt from the registration requirements of the Securities Act and all applicable state securities laws.

Section 10.05 Tax Withholding. Unless otherwise provided in the applicable Equity Award Agreement or by the Board, the Corporation shall require the holder of an Equity Award to pay in cash (by check) to the Corporation the holder’s share of any tax withholding arising under any applicable law by reason of such Equity Award, the vesting thereof or the disposition of Stock subject thereto. Alternatively, if permitted by the Administrator in its sole discretion in connection with the exercise of an Option or the vesting of a bonus Stock or restricted Stock award only, the holder may direct the Corporation in writing to withhold a number of shares having an aggregate Fair Market Value on the date of exercise or vesting equal to the minimum amount required be withheld in connection with the exercise of the Option or the vesting of the Stock by applicable taxing authorities. Subject to its withholding obligations under applicable law, and notwithstanding any other provision ofthis Plan, the Corporation does not assume responsibility for the income or other tax consequences for any person who is eligible for or has received an Equity Award under the Plan, and such persons are advised to consult with their own tax advisers with respect to such matters.

Section 10.06 Equity Award Agreement. The grant of any Equity Award is subject to the execution by the recipient of an Equity Award Agreement.

ARTICLE XI

AMENDMENT OF THE PLAN AND EQUITY AWARDS

Section 11.01 Amendment and Termination of Plan; Stockholder Approval. The Board may, in its discretion, amend or terminate the Plan, provided, however, that no such action may adversely and materially affect the rights of a holder of an Equity Award without the holder’s written consent. Such amendment or termination shall be effective on the date the Board determines, except for amendments that require the approval of the Corporation’s stockholders, in which case such amendments shall be effective on the date the Corporation’s stockholders approve the amendment. The Board may, in its discretion, submit any amendment or termination of the Plan for stockholder approval.

Section 11.02 Changes in Law. The Board may amend the Plan as it deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Plan relating to Incentive Stock Options and to bring the Plan or Incentive Stock Options granted under the Plan into compliance therewith. The Board may also, in its discretion, amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Equity Awards that qualify for beneficial treatment under such rules.

APPENDIX A

DEFINITIONS

“AFFILIATE” means any parent corporation or subsidiary corporation of the Corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

“BOARD” means the Board of Directors of the Corporation.

“CAUSE” has the meaning given it in the employment or consulting agreement which governs the relationship between the Corporation and the holder of the Equity Award or, if there is no such definition in any such agreement, means (a) indictment or conviction for either any felony offense or any other crime involving dishonesty, (b) participation in any fraud, theft, embezzlement or other misconduct against the Corporation, (c) intentional damage to any property of the Corporation, (d) breach of the holder’s duties of good faith and fair dealing that are owed to the Corporation, (e) breach or violation of any employment, confidentiality, non-competition, non-solicitation or assignment of inventions agreement, (f) conduct which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve, (g) failure to comply with the policies of the Corporation that have been approved by the Board, or (h) insubordination or failure to follow the directions of the Board or of the Chief Executive Officer or President of the Corporation.

“CODE” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“COMMITTEE” means a Committee appointed by the Board in accordance with Section 3.01 of the Plan.

“CORPORATION” means Aerpio Therapeutics, Inc., a Delaware corporation, and its successors and assigns.

“CONSULTANT” means any person, including an advisor, engaged by the Corporation or an Affiliate to render bona fide consulting services (other than services in connection with the offer or sale of securities in a capital-raising transaction) and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Corporation or who are not compensated by the Corporation for their services as Directors.

“CORPORATE TRANSACTION” means a “Deemed Liquidation Event” as such term is defined in the Corporation’s charter documentation, as in effect from time to time.

“DIRECTOR” means a member of the Board.

“DISABILITY” has the meaning given it in the employment or consulting agreement which governs the relationship between the Corporation and the holder of the Equity Award or, if there is no such defmition in any such agreement, means any medically determinable physical or mental impairment rendering an individual unable to engage in any substantial gainful activity, which disability can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six (6) months.

“EMPLOYEE” means any person employed, whether full or part-time, as an employee (including as an officer) by the Corporation or any Affiliate of the Corporation. Neither service as a Director nor payment of a director’s fee by the Corporation shall be sufficient to constitute “employment” by the Corporation. However, a Director who is also employed as an employee by the Corporation or an Affiliate shall constitute an Employee hereunder.

“EQUITY AWARD” means any right granted under the Plan, including any Option, any Stock bonus or any right to purchase restricted Stock.

“EQUITY A WARD AGREEMENT” means a written agreement between the Corporation and a holder of an Equity Award evidencing the terms and conditions of an individual Equity Award grant. Each Equity Award Agreement shall be subject to the terms and conditions of the Plan.

“FAIR MARKET VALUE” means, as of any date, the value of the Stock determined as follows:

•	If the Stock is listed on any established stock exchange or a national market system, including, but not limited to, the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value of a share of Stock shall be the last sales price for the Stock (or the closing bid, if no sales were reported) as quoted on such system or exchange, as reported in The Wall Street Journal or such other source as the Board deems reliable.

•	In the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Board, shall take into account appropriate discounts for lack of marketability or due to a minority position, and shall take into account the applicable preferences and privileges of the Corporation’s preferred stock as set forth in the Corporation’s .charter documentation, as in effect from time to time.

“INCENTIVE STOCK OPTION” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

“NON-STATUTORY STOCK OPTION” means an Option not intended to qualify as an Incentive Stock Option.

“OPTION” means a stock option granted pursuant to the Plan

“OPTIONEE” means an Employee, Director or Consultant who holds an outstanding Option.

“OUTSIDE DIRECTOR” means a Director who either (a) is not a current Employee of the Corporation or an “affiliated corporation” (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former Employee of the Corporation or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Corporation or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Corporation or an “affiliated corporation” for services in any capacity other than as a Director, or (b) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

“PLAN” means this Equity Incentive Plan, as amended and restated.

“SECURITIES ACT” means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

“STOCK” means the Corporation’s Common Stock, $0.00001 par value per share, and any security into which such Common Stock may be changed.

“STOCK PURCHASE AGREEMENT” means a written agreement between the Corporation and a holder of an Equity Award evidencing the terms and conditions under which such holder shall hold the shares of Stock awarded or purchased under the terms of the Equity Award. Each Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the Equity Award Agreement that evidenced the bonus, award or Option.

“TERMINATION” means the termination of an Employee’s, Director’s or Consultant’s employment or relationship with the Corporation or with any Affiliate of the Corporation.

[End of Aerpio Therapeutics, Inc. 2011 Equity Incentive Plan]

AMENDMENT NO. 1

TO

AERPIO THERAPEUTICS, INC.

2011 EQUITY INCENTIVE PLAN

The Aerpio Therapeutics, Inc. 2011 Equity Incentive Plan (the “Plan”) is hereby amended by the Board of Directors and stockholders of Aerpio Therapeutics, Inc., a Delaware corporation (the “Corporation”), as follows:

Section 5.01 of the Plan is amended and restated to read in its entirety as follows:

“Section 5.01 Authorized Shares. Subject to the provisions of Article VIII relating to adjustments upon changes in Stock, no more than 2,245,313 shares of Stock may be issued pursuant to Equity Awards. All of the shares of Stock may be issued in the form of Incentive Stock Options. The number of shares of Stock reserved for issuance under this Plan may be increased from time to time as permitted by law.”

ADOPTED BY BOARD OF DIRECTORS:	August 28, 2012
ADOPTED BY STOCKHOLDERS:	August 28, 2012

AMENDMENT NO. 2

TO

AERPIO THERAPEUTICS, INC.

2011 EQUITY INCENTIVE PLAN

The Aerpio Therapeutics, Inc. 2011 Equity Incentive Plan (the “Plan”) is hereby amended by the Board of Directors and stockholders of Aerpio Therapeutics, Inc., a Delaware corporation (the “Corporation”), as follows:

Section 5.01 of the Plan is amended and restated to read in its entirety as follows:

“Section 5.01 Authorized Shares. Subject to the provisions of Article VIII relating to adjustments upon changes in Stock, no more than 3,075,763 shares of Stock may be issued pursuant to Equity Awards. All of the shares of Stock may be issued in the form of Incentive Stock Options. The number of shares of Stock reserved for issuance under this Plan may be increased from time to time as permitted by law.”

ADOPTED BY BOARD OF DIRECTORS:	August 23, 2013
ADOPTED BY STOCKHOLDERS:	August 23, 2013

AMENDMENT NO. 3

TO

AERPIO THERAPEUTICS, INC.

2011 EQUITY INCENTIVE PLAN

The Aerpio Therapeutics, Inc. 2011 Equity Incentive Plan (the “Plan”) is hereby amended by the Board of Directors and stockholders of Aerpio Therapeutics, Inc., a Delaware corporation (the “Corporation”), as follows:

Section 5.01 of the Plan is amended and restated to read in its entirety as follows:

“Section 5.01 Authorized Shares. Subject to the provisions of Article VIII relating to adjustments upon changes in Stock, no more than 4,012,137 shares of Stock may be issued pursuant to Equity Awards. All of the shares of Stock may be issued in the form of Incentive Stock Options. The number of shares of Stock reserved for issuance under this Plan may be increased from time to time as permitted by law.”

ADOPTED BY BOARD OF DIRECTORS:	February 18, 2014
ADOPTED BY STOCKHOLDERS:	February 20, 2014

AMENDMENT NO. 4

TO

AERPIO THERAPEUTICS, INC.

2011 EQUITY INCENTIVE PLAN

The Aerpio Therapeutics, Inc. 2011 Equity Incentive Plan (the “Plan”) is hereby amended by the Board of Directors and stockholders of Aerpio Therapeutics, Inc., a Delaware corporation (the “Corporation”), as follows:

Section 5.01 of the Plan is amended and restated to read in its entirety as follows:

“Section 5.01 Authorized Shares. Subject to the provisions of Article VIII relating to adjustments upon changes in Stock, no more than 5,860,874 shares of Stock may be issued pursuant to Equity Awards. All of the shares of Stock may be issued in the form of Incentive Stock Options. The number of shares of Stock reserved for issuance under this Plan may be increased from time to time as permitted by law.”

ADOPTED BY BOARD OF DIRECTORS:	April 22, 2014
ADOPTED BY STOCKHOLDERS:	April 22, 2014

EQUITY AWARD AGREEMENT—STOCK OPTIONS

(AERPIO THERAPEUTICS, INC. 2011 EQUITY INCENTIVE PLAN)

AERPIO THERAPEUTICS, INC., a Delaware corporation (the “CORPORATION”), pursuant to its 2011 EQUITY INCENTIVE PLAN (the “PLAN”), for good and valuable consideration, hereby grants to the Optionee an option (the “OPTION”) to purchase the number of shares of Stock set forth below. This Option is subject to all of the terms and conditions set forth herein and in the Plan and the Stock Purchase Agreement (each of which is attached hereto as Attachment A and Attachment B, respectively, and is incorporated herein in its entirety). Capitalized terms used herein but not defined are defined in the Plan.

Name of Optionee:
Date of Grant:
Vesting Commencement Date:
Shares of Stock Subject to Option:
Exercise Price Per Share:

Expiration Date:	The earliest of: (a) the tenth anniversary of the Date of
Grant, (b) twelve (12) months after notice of Termination
due to Disability is delivered to you, (c) twelve (12)
months after the date of death in the event of your
Termination due to death, (d) immediately, upon your
Termination for Cause, (e) one (1) month after notice of
Termination for any reason other than Cause, death or
Disability is delivered to you, or (f) upon the effective date of a Corporate Transaction if this Option is not assumed,
or a substitute option is not issued, by the surviving
corporation. Upon the Expiration Date, this Option will
automatically be cancelled and will be of no further force
or effect to the extent not exercised prior thereto.

FORM OF OPTION	Incentive Stock Option
Non-statutory Stock Option
VESTING SCHEDULE.

Shares For Which Option is Exercisable:	After This Period of Service

(25% of Option Shares)	One-year anniversary of the Vesting Commencement
Date.

(75% of Option Shares)	Ratably on the first day of each month between the one-
year anniversary of the Vesting Commencement Date and
the fourth anniversary of the Vesting Commencement
Date (i.e., 2.0833% of the total number of Option Shares
hereunder shall vest on the first day of each such month).

In no event shall any shares of Stock subject to the Option vest after the Optionee’s Termination, regardless of whether or not the Optionee was given adequate notice of Termination of the Optionee’s employment by the Corporation or by any Affiliate of the Corporation. Any shares of Stock subject to the Option that remain unvested on the Optionee’s Termination shall be immediately forfeited without compensation and without the requirement for any action on the part of the Company or the Optionee.

ACCELERATION.

[Alternative 1—“Double Trigger”]

(a) OPTION ASSUMED. In the event that the surviving corporation (or a parent or subsidiary of such corporation) in a Corporate Transaction assumes this Option or issues a substitute option herefor, then solely in such event this Option or the substitute option, as the case may be, shall become fully vested in the event that, within twelve (12) months of the effective date of such Corporate Transaction, the Optionee is terminated without Cause by the surviving corporation or has his or her job responsibilities or duties, or base compensation, materially diminished by such surviving corporation. Such vesting acceleration shall take place automatically and immediately on the date on which the Optionee receives notice of his or her termination without Cause or material diminishment in job responsibilities or duties, or base compensation, as the case may be, so that this Option or the substitute option, as the case may be, shall be fully vested and fully and immediately exercisable as to all shares of Stock subject hereto or thereto. In such case, the terms and conditions of this Option or the substitute option shall survive such Corporate Transaction and shall be otherwise applicable to the manner and circumstances under which this Option or the substitute option may be exercised and shall expire.

(b) OPTION NOT ASSUMED. In the event that the surviving corporation (or a parent or subsidiary of such corporation) in a Corporate Transaction does not assume this Option or issue a substitute option herefor, and in the event that the Board does not provide in substitution herefor such alternative consideration as it, in good faith, may determine to be equitable in the circumstances, including cash, then this Option shall become fully vested as of the effective date of such Corporate Transaction (immediately prior to the consummation thereof), so that this Option shall be fully and immediately exercisable as to all shares of Stock subject hereto as of such effective date. Notice thereof shall be delivered by the Corporation to the Optionee at least fifteen (15) days prior to such effective date. Upon the effective date of such Corporate Transaction (in connection with the consummation thereof), this Option shall terminate to the extent not exercised prior thereto.

[Alternative 2—“Single Trigger”]

In the event of a Corporate Transaction, then this Option shall become fully vested as of the effective date of such Corporate Transaction (immediately prior to the consummation thereof), so that this Option shall be fully and immediately exercisable as to all shares of Stock subject hereto as of such effective date. Notice thereof shall be delivered by the Corporation to the Optionee at least fifteen (15) days prior to such effective date. Upon the effective date of such Corporate Transaction (in connection with the consummation thereof), this Option shall terminate to the extent not exercised prior thereto.

[Alternative 3—Termination]

This Option shall terminate upon the effective date of a Corporate Transaction to the extent not exercised prior thereto.

RULE 701. This Option is granted in connection with and in furtherance of the Corporation’s compensatory benefit plan for the Corporation’s employees (including officers), directors or consultants, and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act as well as all applicable state securities laws.

NOTIFICATION OF ISO SHARE DISPOSITION. If this Option is an Incentive Stock Option, the Optionee hereby agrees to notify the Corporation in writing within fifteen (15) days after the date of any disposition of any of the Stock issued upon exercise of this Option that occurs within two (2) years after the Date of Grant or within one (1) year after such Stock is acquired upon exercise of this Option.

TRANSFERABILITY. The Optionee agrees that this Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during the Optionee’s life only by the Optionee, provided that if this Option is a Non-statutory Stock Option, then the Optionee may transfer this Option, in whole or in part, upon the prior written approval of the Board and in accordance with applicable law.

NO EMPLOYMENT OR SERVICE CONTRACT. The Optionee agrees and understands that nothing in this Equity Award Agreement or the Plan shall confer any right with respect to the position, title, salary or duties with respect to the Optionee’s employment with, or service to, the Corporation or the continuation thereof.

ADDITIONAL TERMS AND ACKNOWLEDGMENTS. The Optionee acknowledges receipt of, and understands and agrees to, this Equity Award Agreement, the Plan and the Stock Purchase Agreement. The Optionee understands that any Stock acquired under the Option will be subject to the terms set forth in this Equity Award Agreement, the Plan and the Stock Purchase Agreement. The Optionee further acknowledges that as of the Date of Grant, this Equity Award Agreement, the Plan and the Stock Purchase Agreement does and will set forth the entire understanding between the Optionee and the Corporation regarding the acquisition of the Stock subject hereto and does and will supersede all prior oral and written agreements on that subject.

SIGNATURE PAGE FOLLOWS

AERPIO THERAPEUTICS, INC.	OPTIONEE

By:	By:
Name:	Name:
Date:	Date:

ATTACHMENT A

AERPIO THERAPEUTICS, INC. 2011 EQUITY INCENTIVE PLAN

ATTACHMENT B

STOCK PURCHASE AGREEMENT

FORM STOCK PURCHASE AGREEMENT

(AERPIO THERAPEUTICS, INC. 2011 EQUITY INCENTIVE PLAN)

To:	AERPIO THERAPEUTICS, INC.

Date of Exercise:
Ladies and Gentlemen:

PURCHASE. This constitutes notice under my Option that I elect to purchase the number of shares of Stock indicated below (the “PURCHASED SHARES”) for the price set forth below. Capitalized terms used herein but not defined are defined in the Aerpio Therapeutics, Inc. 2011 Equity Incentive Plan.

Type of option (check one):	Incentive:
Non-statutory:

DATE OF GRANT	NUMBER OF SHARES EXERCISED	EXERCISE PRICE PER SHARE

Total Exercise Price delivered herewith:

Certificates should be issued in the following name:

By this exercise, I agree (a) to provide such additional documents as you may require pursuant to the terms of the Corporation’s 2011 Equity Incentive Plan (the “PLAN”), including, but not limited to, a counterpart signature page to each of the Corporation’s Stock Restriction Agreement and Voting Agreement, as in effect from time to time, (b) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, (c) if this exercise relates to an Incentive Stock Option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Purchased Shares that occurs within two (2) years after the date of grant of the Option or within one (1) year after such Purchased Shares have been acquired upon exercise of the Option, (d) to furnish to you any information, report and/or undertakings required to comply with the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of the Purchased Shares and to the listing requirements of any stock exchange or exchanges on which the Purchased Shares may be listed from time to time, and (e) to fully cooperate with you in complying with such laws, rules and regulations.

In addition, I acknowledge and confirm that (a) I have the knowledge and experience in financial and business matters necessary to exercise, and that I am capable of evaluating, alone or together with a purchaser representative, the merits and risks relating to the exercise of, my Option, and (b) that I am acquiring the Purchased Shares for my own account and not with any view to a distribution of the Purchased Shares.

RESTRICTED SECURITIES. I understand that the Purchased Shares have not been registered under the Securities Act or any applicable state securities laws and are being issued to me in reliance upon the exemption from such registration provided by Rule 701 under the Securities Act for stock issuances under compensatory benefit plans such as the Plan as well as under applicable state securities laws. I hereby confirm that I have been informed that the Purchased Shares are restricted securities under the Securities Act and under applicable state securities laws and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws and registered or qualified under applicable state securities laws, unless an exemption from such registration or qualification is available or unless I comply with the requirements of Rule 144 promulgated under the Securities Act as well as the requirements of applicable state securities laws. Accordingly, I hereby acknowledge that I am prepared to hold the Purchased Shares for an indefinite period and that I am aware that Rule 144 promulgated under the Securities Act, which exempts certain resales of restricted securities, may not be available to exempt the resale of the Purchased Shares from the registration requirements of the Securities Act and that similar exemptions may not be available under applicable state securities laws.

The certificates representing the Purchased Shares shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY HAS RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).

[Alternative 1—“Rights of Repurchase”]

RESTRICTIONS ON TRANSFERABILITY AND RIGHTS OF REPURCHASE. I acknowledge and agree that the Purchased Shares shall be subject to the following restrictions on transferability and repurchase rights exercisable by the Corporation (and/or its assignee(s)). The certificates representing the Purchased Shares shall bear on their face the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AND RIGHTS OF REPURCHASE IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE STOCK PURCHASE AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ORIGINALLY ACQUIRED.

For the ninety (90) day period following the termination of my employment with the Corporation for any reason, including death or Disability, with or without Cause and whether voluntary or involuntary, the Corporation (and/or its assignee(s)) shall have the right, but shall not be obligated, to purchase, and I (or my estate or representative) shall be obligated to sell, all (but not less than all) of the Purchased Shares on the terms hereinafter set forth.

The purchase price of the Purchased Shares (the “PURCHASE PRICE”) shall be agreed upon by the Corporation (and/or its assignee(s)) and me (or my estate or representative) within thirty (30) days after the Corporation (and/or its assignee(s)) delivers written notice to me of its or their desire to purchase the Purchased Shares. If we are unable to agree upon the Purchase Price within that time period, then the Purchase Price, on a per-share basis, shall be the Fair Market Value thereof. For purposes of the foregoing sentence, the valuation date shall be the date on which the Corporation (and/or its assignee(s)) delivered notice to me of its or their intention to purchase the Purchased Shares. The Corporation (and/or its assignee(s)) shall have the opportunity to rescind its purchase offer within the ten (10) day period following the date upon which the Purchase Price is finally determined.

The Purchase Price shall be paid to me at closing, which shall take place as soon as is practicable after the Purchase Price is finally determined. At the discretion of the Corporation (and/or its assignee(s)), the Purchase Price may be paid (a) in full in cash at closing, or (b) by installment, by payment of no less than twenty-five percent (25%) of the Purchase Price in cash at closing and the balance by a promissory note with (i) a term no longer than three (3) years, (ii) a pro rata payment schedule of principal and interest that is at least semi-annual, and (iii) an interest rate that is at least ten percent (10%), compounded annually. I agree that I will execute and deliver all instruments and documents that the Corporation requests to effectively convey or transfer the Purchase Shares.

Unless otherwise terminated by the Board, the foregoing restrictions on transferability and rights of repurchase shall be terminated and of no further force and effect upon the effective date of (a) the first underwritten registration of the offering of any securities of the Corporation under the Securities Act, or (b) the liquidation, dissolution or winding-up of the Corporation (or the deemed liquidation, dissolution or winding-up of the Corporation), as defined in and construed under the Corporation’s charter documentation, as amended from time to time.

[Alternative 2—“No Rights of Repurchase”]

RESTRICTIONS ON TRANSFERABILITY. I acknowledge and agree that the Purchased Shares shall be subject to the following restrictions on transferability exercisable by the Corporation (and/or its assignee(s)). The certificates representing the Purchased Shares shall bear on their face the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE STOCK PURCHASE AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ORIGINALLY ACQUIRED.

Unless otherwise terminated by the Board, the foregoing restrictions on transferability shall be terminated and of no further force and effect upon the effective date of (a) the first underwritten registration of the offering of any securities of the Corporation under the Securities Act, or (b) the liquidation, dissolution or winding-up of the Corporation (or the deemed liquidation, dissolution or winding-up of the Corporation), as defined in and construed under the Corporation’s charter documentation, as amended from time to time.

MARKET STAND-OFF. I agree that the Corporation (or a representative of its underwriters) may, in connection with any underwritten registration of the offering of any securities of the Corporation under the Securities Act, require that I not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Corporation held by me during the period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Corporation filed under the Securities Act. I further agree that the Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period. The certificates representing the Purchased Shares shall bear on their face the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A “MARKET STAND-OFF” AGREEMENT AS PROVIDED IN THE STOCK PURCHASE AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ORIGINALLY ACQUIRED.

Very truly yours,

(Print Name)

AGREED AND ACCEPTED:

AERPIO THERAPEUTICS, INC.

By:
Name:
Date:

EQUITY AWARD AGREEMENT – RESTRICTED STOCK AWARD

(AERPIO THERAPEUTICS, INC. 2011 EQUITY INCENTIVE PLAN)

AERPIO THERAPEUTICS, INC., a Delaware corporation (the “CORPORATION”), pursuant to its 2011 EQUITY INCENTIVE PLAN (the “PLAN”), for good and valuable consideration, hereby grants to the undersigned grantee (the “GRANTEE”) a restricted Stock award (the “AWARD”) for the number of shares of Stock set forth below. This Award is subject to all of the terms and conditions set forth herein and in the Plan, Right of First Refusal and Co-Sale Agreement and the Voting Agreement (each of which is attached hereto as Attachment A, Attachment B and Attachment C, respectively, and is incorporated herein in its entirety). Capitalized terms used herein but not defined are defined in the Plan.

Name of Grantee:
Date of Grant:
Vesting Commencement Date:
Shares of Stock Subject to Award:
Purchase Price Per Share:

VESTING SCHEDULE.

Vesting	After This Period of Service

(25% of Stock acquired hereunder)	One-year anniversary of the Vesting Commencement Date.

(75% of Stock acquired hereunder)	Ratably on the first day of each month between the one-year anniversary of the Vesting Commencement Date and the fourth anniversary of the Vesting Commencement Date (i.e., 2.0833% of the total number of shares of Stock awarded hereunder shall vest on the first day of each such month).

In no event shall any shares of Stock acquired hereunder vest after the Grantee’s Termination, regardless of whether or not the Grantee was given adequate notice of Termination of the Grantee’s employment by the Corporation or by any Affiliate of the Corporation.

ACCELERATION.

[Alternative 1 – “Double Trigger”]

(a) AWARD ASSUMED. In the event that the surviving corporation (or a parent or subsidiary of such corporation) in a Corporate Transaction assumes this Award or issues a substitute award herefor, then solely in such event this Award or the substitute award, as the case may be, shall become fully vested in the event that, within twelve (12) months of the effective date of such Corporate Transaction, the Grantee is terminated without Cause by the surviving corporation or has his or her job responsibilities or duties, or base compensation, materially diminished by such surviving corporation. Such vesting acceleration shall take place automatically and immediately on the date on which the Grantee receives notice of his or her termination without Cause or material diminishment in job responsibilities or duties, or base compensation, as the case may be, so that this Award or the substitute award, as the case may be, shall be fully vested. In such case, the terms and conditions of this Award or the substitute award shall survive such Corporate Transaction and shall be otherwise applicable to the manner and circumstances under which this Award or the substitute award may be exercised and shall expire.

(b) AWARD NOT ASSUMED. In the event that the surviving corporation (or a parent or subsidiary of such corporation) in a Corporate Transaction does not assume this Award or issue a substitute award herefor, and in the event that the Board does not provide in substitution herefor such alternative consideration as it, in good faith, may determine to be equitable in the circumstances, including cash, then this Award shall become fully vested as of the effective date of such Corporate Transaction (immediately prior to the consummation thereof). Notice thereof shall be delivered by the Corporation to the Grantee at least fifteen (15) days prior to such effective date.

[Alternative 2 – “Single Trigger”]

In the event of a Corporate Transaction, then this Award shall become fully vested as of the effective date of such Corporate Transaction (immediately prior to the consummation thereof). Notice thereof shall be delivered by the Corporation to the Grantee at least fifteen (15) days prior to such effective date.

ACKNOWLEDGEMENTS. The Grantee hereby agrees (a) to provide such additional documents as the Corporation may require pursuant to the Plan, including, but not limited to, a counterpart signature page to each of the Corporation’s Amended and Restated Right of First Refusal and Co-Sale Agreement and Amended and Restated Voting Agreement, (b) to furnish to the Corporation any information, report and/or undertakings required to comply with the laws, rules and regulations of all public agencies and authorities applicable to the issuance and distribution of the Stock acquired hereunder and to the listing requirements of any stock exchange or exchanges on which the Stock acquired hereunder may be listed from time to time, and (c) to fully cooperate with the Corporation in complying with such laws, rules and regulations.

The Grantee hereby acknowledges and confirms that (a) the Grantee has the knowledge and experience in financial and business matters necessary to acquire, and that he or she is capable of evaluating, alone or together with a purchaser representative, the merits and risks relating to the acquisition of, the Stock acquired hereunder, and (b) that he or she is acquiring the Stock acquired hereunder for his or her own account and not with any view to a distribution of the Stock acquired hereunder.

The Grantee further acknowledges that he or she understands that the Stock acquired hereunder has not been registered under the Securities Act or any applicable state securities laws and is being issued to him or her in reliance upon the exemption from such registration provided by Rule 701 under the Securities Act for stock issuances under compensatory benefit plans such as the Plan as well as under applicable state securities laws. The Grantee hereby confirms that he or she has been informed that the Stock acquired hereunder is restricted securities under the Securities Act and under applicable state securities laws and may not be resold or transferred unless the Stock acquired hereunder is first registered under the Federal securities laws and registered or qualified under applicable state securities laws, unless an exemption from such registration or qualification is available or unless the Grantee complies with the requirements of Rule 144 promulgated under the Securities Act as well as the requirements of applicable state securities laws. Accordingly, the Grantee hereby acknowledges that he or she is prepared to hold the Stock acquired hereunder for an indefinite period and that he or she is aware that Rule 144 promulgated under the Securities Act, which exempts certain resales of restricted securities, may not be available to exempt the resale of the Stock acquired hereunder from the registration requirements of the Securities Act and that similar exemptions may not be available under applicable state securities laws.

The certificates representing the Stock acquired hereunder shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY HAS RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).

[Alternative 1 – “Rights of Repurchase”]

RESTRICTIONS ON TRANSFERABILITY AND RIGHTS OF REPURCHASE. The Grantee acknowledges and agrees that the Stock acquired hereunder shall be subject to the following restrictions on transferability and repurchase rights exercisable by the Corporation (and/or its assignee(s)). The certificates representing the Stock acquired hereunder shall bear on their face the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AND RIGHTS OF REPURCHASE IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE STOCK PURCHASE AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ORIGINALLY ACQUIRED.

For the ninety (90) day period following the Grantee’s Termination for any reason, including death or Disability, with or without Cause and whether voluntary or involuntary, the Corporation (and/or its assignee(s)) shall have the right, but shall not be obligated, to purchase, and the Grantee (or his or her estate or representative) shall be obligated to sell, all (but not less than all) of the Stock acquired hereunder on the terms hereinafter set forth.

The purchase price of the unvested Stock shall be the original purchase price therefor as set forth above. The purchase price of the vested Stock shall be agreed upon by the Corporation (and/or its assignee(s)) and the Grantee (or his or her estate or representative) within thirty (30) days after the Corporation (and/or its assignee(s)) delivers written notice to the Grantee of its or their desire to purchase the Stock acquired hereunder. If the purchase price for the vested Stock is not agreed to within that time period, then the purchase price, on a per-share basis, shall be the Fair Market Value thereof. For purposes of the foregoing sentence, the valuation date shall be the date on which the Corporation (and/or its assignee(s)) delivered notice to the Grantee of its or their intention to purchase the Stock acquired hereunder. The Corporation (and/or its assignee(s)) shall have the opportunity to rescind its purchase offer within the ten (10) day period following the date upon which the purchase price for the vested Stock is finally determined. The purchase price for the unvested Stock and the purchase price for the vested Stock are collectively referred to as the “PURCHASE PRICE.”

The Purchase Price shall be paid to the Grantee at closing, which shall take place as soon as is practicable after the Purchase Price is finally determined. At the discretion of the Corporation (and/or its assignee(s)), the Purchase Price may be paid (a) in full in cash at closing, or (b) by installment, by payment of no less than twenty-five percent (25%) of the Purchase Price in cash at closing and the balance by a promissory note with (i) a term no longer than three (3) years, (ii) a pro rata payment schedule of principal and interest that is at least semi-annual, and (iii) an interest rate that is at least ten percent (10%), compounded annually. The Grantee agrees that he or she will execute and deliver all instruments and documents that the Corporation requests to effectively convey or transfer the Stock.

Unless otherwise terminated by the Board, the foregoing restrictions on transferability and rights of repurchase shall be terminated and of no further force and effect upon the effective date of (a) the first underwritten registration of the offering of any securities of the Corporation under the Securities Act, or (b) the liquidation, dissolution or winding-up of the Corporation (or the deemed liquidation, dissolution or winding-up of the Corporation), as defined in and construed under the Corporation’s charter documentation, as amended from time to time.

[Alternative 2 – “No Rights of Repurchase (Vested)”]

RESTRICTIONS ON TRANSFERABILITY AND RIGHTS OF REPURCHASE. The Grantee acknowledges and agrees that the Stock acquired hereunder shall be subject to the following restrictions on transferability and repurchase rights exercisable by the Corporation (and/or its assignee(s)). The certificates representing the Stock acquired hereunder shall bear on their face the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AND RIGHTS OF REPURCHASE IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S) AS PROVIDED IN THE STOCK PURCHASE AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ORIGINALLY ACQUIRED.

For the ninety (90) day period following the Grantee’s Termination for any reason, including death or Disability, with or without Cause and whether voluntary or involuntary, the Corporation (and/or its assignee(s)) shall have the right, but shall not be obligated, to purchase, and the Grantee (or his or her estate or representative) shall be obligated to sell, all (but not less than all) of the unvested Stock acquired hereunder on the terms hereinafter set forth.

The purchase price of the unvested Stock shall be the original purchase price therefor as set forth above. The purchase price for the unvested Stock is referred to as the “PURCHASE PRICE.”

The Purchase Price shall be paid to the Grantee at closing, which shall take place as soon as is practicable after the Purchase Price is finally determined. At the discretion of the Corporation (and/or its assignee(s)), the Purchase Price may be paid (a) in full in cash at closing, or (b) by installment, by payment of no less than twenty-five percent (25%) of the Purchase Price in cash at closing and the balance by a promissory note with (i) a term no longer than three (3) years, (ii) a pro rata payment schedule of principal and interest that is at least semi-annual, and (iii) an interest rate that is at least ten percent (10%), compounded annually. The Grantee agrees that he or she will execute and deliver all instruments and documents that the Corporation requests to effectively convey or transfer the unvested Stock.

Unless otherwise terminated by the Board, the foregoing restrictions on transferability and rights of repurchase shall be terminated and of no further force and effect upon the effective date of (a) the first underwritten registration of the offering of any securities of the Corporation under the Securities Act, or (b) the liquidation, dissolution or winding-up of the Corporation (or the deemed liquidation, dissolution or winding-up of the Corporation), as defined in and construed under the Corporation’s charter documentation, as amended from time to time.

MARKET STAND-OFF. The Grantee agrees that the Corporation (or a representative of its underwriters) may, in connection with any underwritten registration of the offering of any securities of the Corporation under the Securities Act, require that the Grantee not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Corporation held by me during the period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Corporation filed under the Securities Act. The Grantee further agrees that the Corporation may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period. The certificates representing the Stock acquired hereunder shall bear on their face the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A “MARKET STAND-OFF” AGREEMENT AS PROVIDED IN THE STOCK PURCHASE AGREEMENT PURSUANT TO WHICH THE SECURITIES WERE ORIGINALLY ACQUIRED.

NO EMPLOYMENT OR SERVICE CONTRACT. The Grantee agrees and understands that nothing in this Equity Award Agreement or the Plan shall confer any right with respect to the position, title, salary or duties with respect to the Grantee’s employment with, or service to, the Corporation or the continuation thereof.

ADDITIONAL TERMS AND ACKNOWLEDGMENTS. The Grantee acknowledges receipt of, and understands and agrees to, this Equity Award Agreement, the Plan, the Amended and Restated Right of First Refusal and Co-Sale Agreement and the Amended and Restated Voting Agreement. The Grantee acknowledges and agrees that the signature page to this Equity Award Agreement will also be fully effective as a counterpart signature page to each of the Corporation’s Amended and Restated Right of First Refusal and Co-Sale Agreement and Amended and Restated Voting Agreement and that by executing and delivering this Equity Award Agreement, the Grantee will, automatically and without the requirement of any further action, be a party to the Corporation’s Amended and Restated Right of First Refusal and Co-Sale Agreement and Amended and Restated Voting Agreement. The Grantee understands that any Stock acquired under this Award will be subject to the terms set forth in this Equity Award Agreement, the Plan, the Amended and Restated Right of First Refusal and Co-Sale Agreement and the Amended and Restated Voting Agreement. The Grantee further acknowledges that as of the Date of Grant, this Equity Award Agreement, the Plan, the Amended and Restated Right of First Refusal and Co-Sale Agreement and the Amended and Restated Voting Agreement do and will set forth the entire understanding between the Grantee and the Corporation regarding the acquisition of the Stock subject hereto and does and will supersede all prior oral and written agreements on that subject. In the event of any conflict or ambiguity between or among the provisions of this Equity Award Agreement, the Plan, the Amended and Restated Right of First Refusal and Co-Sale Agreement or the Amended and Restated Voting Agreement, the provisions of this Equity Award Agreement will control.

SIGNATURE PAGE FOLLOWS

AERPIO THERAPEUTICS, INC.	GRANTEE

By:	By:

Name:	Name:

Date:	Date:

ATTACHMENT A

AERPIO 2011 EQUITY INCENTIVE PLAN

ATTACHMENT B

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

ATTACHMENT C

VOTING AGREEMENT

FORM OF STOCK PLEDGE AGREEMENT

(AERPIO THERAPEUTICS, INC. 2011 EQUITY INCENTIVE PLAN)

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (the “Agreement”) is made as of this      day of             , 20    , by and between (“Pledgor”), and Aerpio Therapeutics, Inc., a Delaware corporation (“Lender”).

WHEREAS, Lender has extended a loan to Pledgor in the principal amount of $ (the “Loan”), which Loan is evidenced by a promissory note in favor of Lender (the “Note”); and

WHEREAS, to secure the payment and performance of all obligations under the Note, Pledgor wishes to pledge to Lender all of Pledgor’s right, title and interest in the capital stock of Lender owned by Pledgor and listed on Exhibit A hereto (the “Stock”).

NOW, THEREFORE, the parties hereto agree as follows:

1. Warranty. Pledgor hereby represents and warrants to Lender that except for the security interest created hereby, Pledgor owns the Stock free and clear of all liens, charges and encumbrances, that the Stock is duly issued, fully paid and nonassessable, and that Pledgor has the unencumbered right to pledge the Stock.

2. Security Interest. Pledgor hereby unconditionally grants and assigns to Lender, its successors and assigns, a continuing security interest in the security title to the Stock. Pledgor has delivered to and deposited with Lender herewith all of Pledgor’s right, title and interest in and to the Stock, together with certificates representing the Stock and stock powers endorsed in blank by Pledgor, as security for payment and performance of all obligations of Pledgor to Lender under the Note or any extension, renewal, amendment or modification of the Note, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due. Beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in Pledgor until the occurrence of a Default under the terms hereof (as defined in Section 4 below).

3. Additional Shares. In the event that, during the term of this Agreement:

(a) any stock dividend, stock split, reclassification, readjustment or other change is declared or made in the capital structure of Lender, all new, substituted and additional shares, or other securities, issued by reason of any such change and received by Pledgor or to which Pledgor shall be entitled shall be immediately delivered to Lender, together with stock powers endorsed in blank by Pledgor, and shall thereupon constitute Stock to be held by Lender under the terms of this Agreement; and

(b) subscriptions, warrants or any other rights or options are issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by Pledgor shall be immediately delivered to Lender and shall thereupon constitute Stock to be held by Lender under the terms of this Agreement.

4. Default. Failure of Pledgor to pay any amount of principal or interest when due pursuant to the terms of the Note or a default by Pledgor under this Agreement shall constitute a default under the terms of this Agreement (any of such occurrences being hereinafter referred to as a “Default”). Upon the occurrence of a Default, Lender may take the actions described in the following sentence and thereafter, or may elect, as its sole recourse hereunder and under the Note and full remedy hereunder and thereunder, in full settlement and repayment of all amounts due and owing under the Note (the “Obligations”), and without the requirement of Pledgor’s consent or approval, to redeem that number of shares of Stock equal to the amount of the Obligations (or, if the Obligations exceed the total value of the Stock, then all of the Stock), based upon a price per share of the Stock equal to the fair market value thereof as determined in the most recent third-party appraisal thereof. Alternatively, Lender may sell or make other commercially reasonable disposition of the Stock or any portion thereof after ten (10) business days’ written notice to Pledgor, and Lender may purchase the Stock or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied (i) to the costs incurred in connection with the sale; (ii) to any unpaid interest which may have accrued on any obligations secured hereby; (iii) to any unpaid principal; and (iv) to damages incurred by Lender by reason of any breach of the obligations secured against hereby, in such order as Lender may determine but in any event the proceeds shall be applied first to the Non-Recourse Portion of the Note (as defined in the Note) and then to the balance of the sums due under the Note, and any remaining proceeds shall be paid over to Pledgor or others as law provides. Pledgor shall not be liable to Lender for any deficiency in the Non-Recourse Portion of the Note in the event the proceeds of the sale or other disposition of the Stock are insufficient to pay such expenses, interest, principal, obligations and damages.

5. Additional Rights of Secured Parties. In addition to other rights and privileges under this Agreement, Lender shall have the rights, powers and privileges of secured parties under the Uniform Commercial Code.

6. Return of Stock to Pledgor. Upon payment in full of all principal and interest on the Note, Lender shall return to Pledgor all of the then remaining Stock and all rights received by Lender as agent for Pledgor as a result of its possessory interest in the Stock.

7. Voting Rights. Pledgor shall retain all rights to vote the Stock until such time as Lender either cancels or sells the Stock after a Default under the Note.

8. Notices. All notices and other communications required or permitted hereunder shall be in writing and, if mailed by prepaid certified mail, shall be deemed to have been received on the earlier of the date shown on the receipt or three (3) business days after the postmarked date thereof. In addition, notices hereunder may be delivered by hand, by facsimile or by email, in which event such notice shall be deemed effective when delivered. Notice of change of address for notice shall also be governed by this Section. Notices shall be addressed as follows:

If to Pledgor:	Name:
Mailing Address:
Facsimile:
Email:

If to Lender:	Aerpio Therapeutics, Inc.
Attention: CEO (or, if CEO is Pledgor, then CFO)
Mailing Address:
Facsimile:
Email:

With a copy to:

9. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the laws of the State of Delaware. This Agreement, together with all documents referred to herein, constitutes the entire agreement between Pledgor and Lender with respect to the matters addressed herein and may not be modified except by a writing executed by Lender and Pledgor. This Agreement may be executed in multiple counterparts and by facsimile or PDF, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument.

10. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

11. Assignability. This Agreement, and the rights and obligations of Lender hereunder, may be assigned by Lender to any person or entity to which the Note is transferred by Lender, and such transferee shall be deemed the “Lender” for purposes of this Agreement; provided that the transferee provides written notice of such assignment to Pledgor and agrees to be bound by the terms of this Agreement.

Signature Page Follows

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IN WITNESS WHEREOF, the undersigned have hereunto set their hands, by and through their duly authorized officers, as of the day and year first above written.

Pledgor:
(Signature)

(Print Name)

Lender:	Aerpio Therapeutics, Inc.

By:

Its:

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Exhibit A

STOCK CERTIFICATE NUMBERS

Number	Owner	Class of Shares	Number of Shares Represented

4

Form of Partial Recourse Promissory Note

(AERPIO THERAPEUTICS, INC. 2011 EQUITY INCENTIVE PLAN)

PARTIAL RECOURSE PROMISSORY NOTE

$	Cincinnati, Ohio
,20

FOR VALUE RECEIVED,                                      (“Borrower”) promises to pay to Aerpio Therapeutics, Inc., a Delaware corporation (“Lender”), or order, the principal sum of $                                     with interest as set forth below, both principal and interest payable in lawful money of the United States of America, at such place as Lender may designate in writing.

The principal and interest shall be due and payable as follows:

Interest shall accrue at the rate of six percent (6%) per annum from the date hereof up to and through the date on which all principal and interest hereunder is paid in full. Interest shall be paid yearly on the anniversary of this Note. The entire aggregate unpaid principal balance and accrued but unpaid interest shall be due and payable on the first to occur of (a) the consummation of Lender’s first underwritten public offering of its Common Stock (other than a registration statement relating either to the sale of securities to employees of Lender pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction); (b) the consummation of a “Deemed Liquidation Event” and distribution of proceeds to or escrow for the benefit of the stockholders of Lender in accordance with Lender’s certificate of incorporation as in effect and amended from time to time; (c) Borrower’s Termination (as such term is defined in Lender’s 2011 Equity Incentive Plan as in effect and amended from time to time); and (d) the fifth anniversary of the date hereof.

The Note may be prepaid in full or in part at any time without penalty or premium; provided, however, that partial prepayments shall be applied first to the payment of interest accrued to the date of such prepayment and then to the payment of principal.

All parties to this Note, including maker and any sureties, endorsers or guarantors, hereby waive protest, presentment, notice of dishonor and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note, notwithstanding any change or changes by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

As an inducement for Lender to accept from Borrower this Note and as collateral security for the payment of any and all indebtedness and liabilities whatsoever of Borrower to Lender evidenced by this Note, the parties hereto have executed a certain Stock Pledge Agreement of even date herewith (the “Pledge Agreement”), pursuant to which Borrower has delivered, assigned and pledged to Lender and has granted to Lender a first priority security interest in [    ] shares of Common Stock of Lender owned by Borrower (the “Stock”).

Upon default of Borrower in the payment of any indebtedness under this Note, Lender’s sole recourse with respect to fifty percent (50%) of the sum of (a) unpaid principal of this Note, (b) accrued but unpaid interest on this Note, and (c) collection costs including attorneys’ fees in connection therewith (the “Non-Recourse Portion”) shall be to exercise its rights under the Pledge Agreement. Liability of Borrower under the Non-Recourse Portion of this Note is limited to the shares held by Lender pursuant to the Pledge Agreement, and in no event shall Borrower be liable on the Non-Recourse Portion of this Note for any deficiency resulting from any sale of shares pursuant to the Pledge Agreement, nor shall any action or proceeding be brought by Lender against Borrower to recover judgment against Borrower upon the Non-Recourse Portion of this Note or the Pledge Agreement. Upon default of Borrower in the payment of any indebtedness under this Note, Borrower shall be fully liable for all amounts due under this Note other than the Non-Recourse Portion.

1

At the sole and absolute discretion of Borrower, Borrower may elect to repay some or all of the amounts due and owing hereunder, at any time and from time to time, whether in the event of Default or otherwise, and without the requirement of Lender’s consent or approval, by putting to Lender that number of shares of Stock equal to the amount of such repayment, based upon a price per share of the Stock equal to the fair market value thereof as determined in the most recent third-party appraisal thereof.

This Note is to be governed and construed in accordance with the laws of the State of Delaware.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument the day and year first above written.

BORROWER
(Signature)

(Print Name)

2